EXHIBIT 10.7

EXECUTION VERSION

This AMENDMENT NO. 4 TO THE CREDIT AGREEMENT and AMENDMENT NO. 1 TO THE COLLATERAL AGREEMENT (this “Amendment”) dated as of May 16, 2014 is by and among NRG West Holdings LLC, as Borrower, El Segundo Energy Center LLC, as Project Owner and successor to the Procurement Sub, and Credit Agricole Corporate and Investment Bank, as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in Appendix A to the Credit Agreement.
W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of August 23, 2011, as amended by Amendment No. 1 dated as of October 7, 2011, Amendment No. 2 dated as of February 29, 2012 and Amendment No. 3 dated as of January 27, 2014 (the “Credit Agreement”);
WHEREAS, the Borrower, the Project Owner, the Procurement Sub and the Administrative Agent are parties to that certain Collateral Agreement dated as of August 23, 2011 (the “Collateral Agreement”);
WHEREAS, the Procurement Sub has merged into the Project Owner;
WHEREAS, the Borrower wishes to enter into this Amendment on the terms and subject to the conditions herein specified;
WHEREAS, the Requisite Financing Parties have consented to this Amendment of the Credit Agreement on the terms and subject to the conditions herein specified and directed the Administrative Agent to therefore execute and deliver this Amendment in accordance with Sections 10.11 and 11.10 of the Credit Agreement; and
WHEREAS, the Requisite Creditors have consented to this Amendment of the Collateral Agreement on the terms and subject to the conditions herein specified and directed the Administrative Agent to therefore execute and deliver this Amendment in accordance with Sections 6.1(a) and 12.4 of the Collateral Agreement;
NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby established and confirmed, the parties hereto hereby agree as follows:
1.Amendment to the Credit Agreement
(a)    The Parties hereby agree to delete the definition of “TALC Issuing Bank” in Appendix A of the Credit Agreement in its entirety and replace it with the following:
““TALC Issuing Bank” shall mean DNB Bank ASA, New York Branch, or its permitted successors or assigns.”
(b)    The Parties hereby agree that the Credit Agreement is hereby amended, by deleting Appendix F to the Credit Agreement in its entirety and replacing it with the new Appendix F as set forth in Schedule 1 hereto.
(c)    The Parties hereby agree to insert the following as a new Section 3.25(i) in the Credit Agreement:

“(i)
To the extent that the Borrower for any reason fails to indefeasibly pay any Indemnified Liabilities to the TALC Issuing Bank in accordance with Section 11.2, each TALC Participating Bank severally agrees to pay to the TALC Issuing Bank such TALC Participating Bank’s pro rata share (in accordance with each TALC Participating Bank’s TALC Percentage) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such TALC Participating Bank against the TALC Issuing Bank).”

(d)    The Parties hereby agree to delete the definition of “Change in Control” in Appendix A of the Credit Agreement in its entirety and replace it with the following:
““Change in Control” means any event as a result of which (i) on or prior to the Term Conversion Date, the Sponsor ceases to directly or indirectly own at least 50.1% of each class of Equity Interests of the Borrower, (ii) after the Term Conversion Date, the Sponsor ceases to directly or indirectly own at least 35% of each class of Equity Interests of the Borrower, (iii) after the Term Conversion Date, 50.1% of all Equity Interests of the Borrower cease to be owned directly or indirectly by the Sponsor or (iv) the Sponsor ceases to have the unilateral power to direct or cause the direction of the management and policy of the Borrower, whether through ownership of voting securities, by contract, management agreement, or common directors, officers or trustees or otherwise (other than with respect to customary significant and enumerated matters requiring the approval of minority equity holders).”
2.    Amendment to the Collateral Agreement. The Parties hereby agree to delete the definition of “Secured Creditors” in Appendix A of the Collateral Agreement in its entirety and replace it with the following:
““Secured Creditors” shall mean the Administrative Agent, the Lenders, the Rate Swap Counterparties and the Issuing Banks.”
3.    No Waivers; Etc. Except as expressly provided in this Amendment, (i) all of the terms and conditions of the Financing Documents remain in full force and effect and none of such terms and conditions are, or shall be construed as, otherwise amended or modified and (ii) neither the Administrative Agent nor any Financing Party waives any Default or Event of Default, or any right or remedy available to the Administrative Agent or any Financing Party under the Financing Documents, whether any such defaults, rights or remedies presently exist or arise in the future. Notwithstanding anything contained herein, the amendments contained in this Amendment (i) are limited as specified, (ii) are effective only with respect to the transactions described in this Amendment for the specific instance and the specific purpose for which it is given, (iii) shall not be effective for any other purpose or transaction and (iv) do not constitute an amendment or basis for a subsequent consent or waiver of any of the provisions of the Financing Documents.
4.    Representations and Warranties. The Borrower hereby represents and warrants that each of the representations and warranties set forth in the Credit Agreement and the Collateral Agreement are true and correct on and as of the date hereof as they relate to the execution and delivery of this Amendment and are otherwise true and correct on the date hereof in all material respects after giving effect thereto.
5.    Full Force and Effect; Ratification. This Amendment shall be construed in connection with and as part of the Credit Agreement and Collateral Agreement (as applicable), and except as modified and expressly amended by this Amendment, all terms, conditions and covenants contained in the Credit Agreement and Collateral Agreement are hereby ratified and shall remain in full force and effect, enforceable in accordance with their respective terms.
6.    References to the Collateral Agreement. Any and all notices, requests, certificates and other instruments executed and delivered after the Effective Date may refer to any Financing Document without making specific reference to this Amendment but nevertheless all such references shall include this Amendment unless the context otherwise requires.
7.    Financing Document. Each of the parties hereto acknowledges and agrees that this Amendment shall be deemed a “Financing Document” for all purposes under the Credit Agreement and a “Collateral Document” for all purposes under the Collateral Agreement (as the case may be).
8.    Governing Law. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES

OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF the parties have caused this Amendment to be executed as of the day and year first above written.

NRG WEST HOLDINGS LLC,
as Borrower
By: /s/ Scott A. Valentino
Name: Scott A. Valentino
Title: President

[Signature Page to Amendment]

With respect to Section 2 hereof,

EL SEGUNDO ENERGY CENTER LLC,
as Project Owner and successor to the Procurement Sub
By: /s/ John Chillemi
Name: John Chillemi
Title: President

[Signature Page to Amendment]

CREDIT AGRICOLE CORPORATE
AND INVESTMENT BANK,
as Administrative Agent

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as Administrative Agent
By: /s/ Edward Chu
Name: Edward Chu
Title: Vice President

By: /s/ Dominique Schillio
Name: Dominique Schillio
Title: Director

[Signature Page to Amendment]

SCHEDULE 1

COMMITMENTS

Lender and/or Issuing Bank	Tranche A Construction Loan Commitment	Tranche B Construction Loan Commitment	Revolving Commitment	TALC Percentage	DSR Commitment
Credit Agricole Corporate and Investment Bank	0.21%	16.67%	0.00%	23.33%	8.33%
Mizuho Bank, Ltd.	1.67%	16.67%	0.00%	0.00%	79.17%
ING Capital LLC	1.88%	16.67%	0.00%	27.78%	12.50%
Union Bank, N.A.	8.33%	16.67%	0.00%	0.00%	0.00%
Siemens Financial Services, Inc.	4.79%	0.00%	0.00%	0.00%	0.00%
CoBank, ACB	11.67%	0.00%	0.00%	0.00%	0.00%
DNB Capital LLC	6.88%	0.00%	0.00%	27.78%	0.00%
Landesbank Hessen Thüringen Girozentrale, New York Branch	8.96%	0.00%	0.00%	0.00%	0.00%
Societe Generale	1.67%	8.33%	0.00%	0.00%	0.00%
Sumitomo Mitsui Trust Bank, Limited., New York Branch	4.79%	0.00%	0.00%	0.00%	0.00%
Sumitomo Mitsui Banking Corporation	6.88%	0.00%	0.00%	0.00%	0.00%
Santander Bank, N.A.	6.88%	0.00%	0.00%	0.00%	0.00%
The Bank of Nova Scotia	0.00%	0.00%	100.00%	21.11%	0.00%
CIT Bank	2.08%	20.83%	0.00%	0.00%	0.00%
CIT Capital USA Inc	2.08%	4.17%	0.00%	0.00%	0.00%
Associated Bank, N.A.	5.21%	0.00%	0.00%	0.00%	0.00%
Credit Industriel et Commercial	5.21%	0.00%	0.00%	0.00%	0.00%
Landesbank Baden-Wuerttemberg, New York Branch	8.33%	0.00%	0.00%	0.00%	0.00%
DekaBank Deutsche Girozentrale	8.33%	0.00%	0.00%	0.00%	0.00%
OneWest Bank N.A.	4.17%	0.00%	0.00%	0.00%	0.00%
Total	100.00%	100.00%	100.00%	100.00%	100.00%